Trade Payables and Other Current Liabilities	12 Months Ended
Dec. 31, 2021
Trade And Other Current Payables [Abstract]
Trade payables and other current liabilities

34. Trade payables and other current liabilities

Trade payables and other current liabilities are detailed as follows:

	At December 31,	At December 31,
(EUR thousand)	2021	2020
Trade payables	164,787	118,740
Payables to social security institutions	6,362	5,651
Payables to personnel	32,772	25,868
VAT Payables	5,195	583
Other tax payables	3,181	—
Accrued Income and Prepayments	8,222	3,509
Other current liabilities	10,081	8,655
Total trade payables and other current liabilities	230,600	163,006

The book value of trade payables is approximately equal to their fair value. Terms and condition of the above financial liabilities:

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Trade payables are non-interest bearing and are normally settled on 60 to 90-day term;
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Other payables are non-interest bearing and have an average term of six months.

Other current liabilities include customer returns that reflect the improved estimate on expected liabilities against future expected returns regarding revenues recognized in the current or in previous years, estimated on the basis of past experience.

In 2018 the Group launched the “Confirming program”, a web-based and pay-per-use Supply Chain Finance solution, that allows Group suppliers to anticipate their receivables.
The main benefits for the Group are an improvement of supply chain financial stability and a simplification in payment management cycle.
As of December 31, 2021 the total amount of accounting payables related to the Confirming program equals to EUR 3,900 thousand.